UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 18, 2021

Date of Report (Date of earliest event reported)

Veroni Brands Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-55735	81-4664596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2275 Half Day Rd. Suite 346 Bannockburn, IL	60015
(Address of principal executive offices)	(Zip Code)

(888)794-2999

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 18, 2021, Veroni Brands Corp. (the “registrant” or the “Company”) dismissed L J Soldinger Associates, LLC (“Soldinger”) as its independent registered public accounting firm. Other than as noted in the paragraph below, the report of Soldinger on the Company’s financial statements for the years ended December 31, 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to audit scope, or accounting principles.

The report of Soldinger on the Company’s financial statements as of and for the years ended December 31, 2019 and 2018 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company had recurring losses from operations, and an accumulated deficit, low working capital and cash balances that raised substantial doubt about its ability to continue as a going concern.

During the fiscal years ended December 31, 2019 and 2018 and through the interim period ended January 18, 2021, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with Soldinger on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Soldinger’s satisfaction, would have caused it to make reference thereto in its reports on the Company’s financial statements for such periods.

On January 20, 2021, the Registrant engaged M&K CPA, PLLC (“M&K”) as the registered independent public accountant for the fiscal year ended December 31, 2020. The decision to appoint M&K was approved by the registrant’s Board of Directors on January 20, 2021.

During the registrant’s two most recent fiscal years and the subsequent interim period up through the date of engagement of M&K (January 20, 2021), neither the registrant nor anyone on its behalf consulted M&K regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant’s financial statements. Further, M&K has not provided the registrant with written or oral advice that was an important factor that the registrant considered in reaching a decision as to any accounting, auditing or financial reporting issues.

Item 9.01 Financial Statements and Exhibits.

Regulation S-K Number	Document
16.1	Letter from L J Soldinger Associates, LLC

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veroni Brands Corp.

/s/: Igor Gabal
Igor Gabal, President
January 27, 2021

EXHIBIT INDEX

Regulation S-K Number	Document
16.1	Letter from L J Soldinger Associates, LLC